UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2021

CHENIERE ENERGY, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Milam Street, Suite 1900 Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

(713) 375-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.003 par value	LNG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement

On September 13, 2021, Cheniere Energy Partners, L.P. (the “Partnership”), a subsidiary of Cheniere Energy, Inc. (“CEI”), and each of Cheniere Energy Investments, LLC, Sabine Pass LNG-GP, LLC, Sabine Pass LNG, L.P., Sabine Pass Tug Services, LLC, Cheniere Creole Trail Pipeline, L.P. and Cheniere Pipeline GP Interests, LLC, as guarantors, entered into a Purchase Agreement (the “Purchase Agreement”) with RBC Capital Markets, LLC, as representative of the initial purchasers named therein (the “Initial Purchasers”), to issue and sell to the Initial Purchasers $1.2 billion aggregate principal amount of its 3.25% Senior Notes due 2032 (the “2032 Notes”).

The Purchase Agreement contains customary representations, warranties and agreements by the Partnership and customary conditions to closing and indemnification obligations of the Partnership and the Initial Purchasers. The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Certain Initial Purchasers and their affiliates have provided from time to time, and may provide in the future, certain investment and commercial banking and financial advisory services to the Partnership and CEI in the ordinary course of business, for which they have received and may continue to receive customary fees and commissions.

Item 7.01	Regulation FD Disclosure.

On September 13, 2021, the Partnership issued a press release announcing that it had priced its previously announced offering of the 2032 Notes. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, the 2032 Notes, and it shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

The information contained in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1*	Purchase Agreement, dated as of September 13, 2021, among Cheniere Energy Partners, L.P., the guarantors party thereto and RBC Capital Markets, LLC (incorporated by reference to Exhibit 1.1 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (SEC File No. 001-33366 , filed on September 13, 2021).

99.1*#	Press Release, dated September 13, 2021, entitled “Cheniere Partners Announces Pricing of $1.2 Billion Senior Notes due 2032” (incorporated by reference to Exhibit 99.1 to Cheniere Energy Partners, L.P.’s Current Report on Form 8-K (SEC File No. 001-33366), filed on September 13, 2021).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Incorporated herein by reference.
#	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Dated: September 14, 2021	By:	/s/ Zach Davis
	Name:	Zach Davis
	Title:	Senior Vice President and Chief Financial Officer